                                                                    Exhibit 32.1

    Written Statement of Chief Executive Officer and Chief Financial Officer
                             Pursuant to Section 906
           of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350)

The undersigned,  the Chief Executive Officer and the Chief Financial Officer of
Centennial Specialty Foods Corporation,  a Delaware corporation (the "Company"), each hereby certifies that, to his knowledge on the date hereof:

     (a)  the Form 10-KSB of the Company for the fiscal year ended  December 31,
          2003,  filed  on the date  hereof  with the  Securities  and  Exchange
          Commission  (the  "Report")  fully complies with the  requirements  of
          Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (b)  the  information  contained  in the  Report  fairly  presents,  in all material respects,  the financial  condition and results of operations of the Company.

                                         /s/  JEFFREY R. NIEDER
                                         ----------------------
                                         Jeffrey R. Nieder
                                         Chief Executive Officer
                                         April 13, 2004

                                         /s/  DOUGLAS L. EVANS
                                         ---------------------
                                         Douglas L. Evans
                                         Chief Financial Officer
                                         April 13, 2004